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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT DATED NOV. 17, 2008

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Fund                                                            Prospectus date           Form #
RiverSource Growth Fund                                          Sept. 29, 2008        S-6455-99 AD
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The Principal Investment Strategies section has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stocks of large U.S. companies. RiverSource Investments, LLC (the investment manager) chooses common stocks for the Fund through fundamental analysis, considering both qualitative and quantitative factors. Up to 25% of the Fund's net assets may be invested in foreign investments. In selecting individual securities for investment, the investment manager looks to identify large companies that it believes display certain characteristics, including but not limited to, one or more of the following:

-   Strong or improving company fundamentals;

-   Strong management;

- Market earnings expectations are at or below the investment manager's estimates;

- Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings);

- Low valuations relative to projected earnings growth rates (i.e., low price/earnings ratio); and/or

-   Potential for above-average growth.

The Fund will generally sell a stock when the investment manager believes that:

-   The company fundamentals have deteriorated;

- The company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued); or

-   The investment manager's price target has been met.

The investment manager may invest in derivatives such as futures, options, forward contracts and structured investments, to produce incremental earnings, to hedge existing positions, or to increase flexibility.

The information following the second paragraph in the Fund Management and Compensation section has been revised as follows:

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:

Erik J. Voss, Portfolio Manager


-   Managed the Fund since Nov. 2008.

- Prior to RiverSource Investments acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in Nov. 2008, Mr. Voss was Vice President and Managing Director of Seligman.

- Prior to joining Seligman in 2006, Mr. Voss worked at Wells Capital Management since 2000, most recently as the Portfolio Manager for the Endeavor Select Fund, a concentrated large-cap growth fund and the Endeavor Large Cap Growth Fund. Mr. Voss also managed an all-cap portfolio. Prior to then, Mr. Voss spent three years at Conseco Capital Management where he was sole Portfolio Manager on Conseco 20, an aggressive growth, concentrated, mid-cap portfolio. From 1993 to 1996, he was an Equity Analyst with Gardner Lewis Asset Management.

- Began investment career in 1990 as a Stockbroker with Stuart James Company in 1990.

-   MS, University of Wisconsin.

The rest of the section remains unchanged.

S-6455-2 A (11/08)3